                                                                   EXHIBIT 10.24

                 AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 7 dated as of January 23, 2003 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies and UNIFORCE SERVICES, INC. (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor to TRANSAMERICA BUSINESS CREDIT CORPORATION), as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and WHITEHALL BUSINESS CREDIT CORPORATION (as successor to IBJ WHITEHALL BUSINESS CREDIT CORPORATION), as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

                              PRELIMINARY STATEMENT

(1) The Holding Companies, the Other Loan Parties, the Co-Agent, the Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000, as amended by Amendment No. 1 thereto dated as of January 5, 2001, Amendment No. 2 thereto dated as of March 5, 2001, Amendment No. 3 thereto dated as of September 21, 2001, Amendments No. 4 and No. 5 thereto each dated as of December 7, 2001, Amendment No. 6 thereto dated as of May 10, 2002, Amendment No. 6A thereto dated as of August 1, 2002 and Amendment No. 6B thereto dated as of September 19, 2002 (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

(2) The Loan Parties, and Lenders desire to amend the Original Loan and Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

1. Amendments. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended effective as of December 29, 2002 as follows:

        a. paragraph (3) of the preamble of the Original Loan and Security Agreement is amended by (i) adding the following words immediately following the phrase "THISCO OF CANADA, INC., a New York corporation" in the penultimate line thereof:

            ", COMFORCE TECHNICAL SERVICES OF WASHINGTON, INC., a New York corporation and each other entity which becomes a Borrower in accordance with subsection 5.12(b) (each, an "Additional Borrower")" and

        (ii) inserting the following immediately after the phrase "(each" in the penultimate line thereof: ", together with each Additional Borrower,";

        b. paragraph (4) of the preamble of the Original Loan and Security Agreement is amended by replacing "COMFORCE P-T-P SERVICES, INC." appearing therein with "CIT SOUTHEAST, INC. (formerly known as COMFORCE P-T-P Services, Inc.)";

        c. paragraph (4) of the recitals to the Original Loan and Security Agreement is amended by (i) inserting the following immediately after the word "Subsidiaries" in the first line thereof "and each other entity which becomes a Corporate Guarantor pursuant to subsection 5.12(b) or by executing and delivering a counterpart of this Agreement (each, an "Additional Guarantor")" and (ii) inserting the phrase "together with each Additional Guarantor" immediately after the phrase "(each" appearing in the first line thereof;

        d. the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

            "Accession Letter" means an accession letter in the form of Exhibit F hereto.

            "Additional Borrower" has the meaning assigned to such term in paragraph (3) of the preamble to this Agreement.

            "Additional Guarantor" has the meaning assigned to such term in paragraph (4) of the recitals to this Agreement.

            "Amendment No. 7" means Amendment No. 7, dated as of January 23, 2003, of this Agreement.

            "Amendment No. 7 Effective Date" means the date on which the amendments contemplated by Amendment No. 7 become effective.

            "Availability Reserve" means $5,000,000.

            "Exchange Offer No. 2" means the offer to be made by CC and evidenced by the Exchange Offer No. 2 Documents to (i) exchange the outstanding Senior PIK Notes for, as to each $1,000 in Senior PIK Notes, shares of Preferred Stock having a face value of $500 and
            (ii) purchase (directly or through COI, its wholly-owned subsidiary) the outstanding Senior PIK Notes for $350 in cash for each $1,000 in Senior PIK Notes; it being understood that Fanning CPD Assets, Limited Partnership, a Delaware limited partnership (the "Fanning Partnership") in which John C. Fanning, CC's chairman and chief executive officer, holds a primary economic interest, as holder of approximately $12,000,000 of Senior PIK Notes, has agreed to exchange all Senior PIK Notes held by it for Preferred Stock.

            "Exchange Offer No. 2 Documents" means the Memorandum regarding Offer to Repurchase 15% Senior Secured PIK Debentures due 2009 or Exchange such Securities for New Series 2003A Convertible Preferred Stock dated January 15, 2003 and the annexes thereto, substantially in the form of Exhibit 3 hereto, issued by CC in connection with Exchange Offer No. 2, and all documents, instruments and agreements distributed by or on behalf of CC in connection therewith and in accordance with this Agreement.

            "Preferred Stock" means the series 2003A convertible preferred stock of CC, the terms of which are set out in Exhibit 3 hereto, to be issued in exchange for outstanding Senior PIK Notes in connection with Exchange Offer No. 2.;

        e. subsection 1.1 of the Original Loan and Security Agreement is amended by amending and restating the definition of "Activation Event" as follows:

            "Activation Event" means the occurrence of the following event: the Borrowing Base less the sum of (x) the outstanding principal balance of the Revolving Loan plus (y) the Letter of Credit Reserve is less than $5,000,000.;

        f. subsection 1.1 of the Original Loan and Security Agreement is amended by amending the definition of "EBITDA" by (1) deleting the word "; and" appearing at the end of clause (3)(b) thereof and (2) adding the following immediately after clause (3)(c) thereof:

            "; and (d) insurance proceeds received in connection with any recovery relating to write offs of accounts receivable prior to December 31, 2001";

        g. subsection 1.1 of the Original Loan and Security Agreement is amended by amending the definition of "Fixed Charges" appearing therein by restating clause (e) of such definition as follows:

            "Restricted Junior Payments (excluding those made pursuant to the Exchange Offer or Exchange Offer No. 2, but including any payment of interest in cash on the Convertible Subordinated Notes and any payment of dividends in cash in respect of the Preferred Stock) made during such period plus";

        h. subsection 1.1 of the Original Loan and Security Agreement is amended by amending and restating the definition of "Termination Date" as follows:

            "'Termination Date' means August 31, 2004.";

        i. subsection 1.1 of the Original Loan and Security Agreement is amended by amending the definition of "Unauthorized Purchased Account" by substituting the percentage "50%" appearing therein, with the percentage "45%";

        j. subsection 1.1 of the Original Loan and Security Agreement is amended by amending the definition of "Unauthorized Service Fee Account" by substituting the percentage "50%" appearing therein, with the percentage "45%";

        k. subsection 2.1(A) of the Original Loan and Security Agreement is amended by substituting the figure "$95,000,000" appearing in the first paragraph thereof, with the figure "$85,000,000";

        l. clause (2) of subsection 2.1(A) of the Original Loan and Security Agreement is amended by adding the words "and Availability Reserve" immediately following the phrase "less Landlord Waiver Reserves" appearing in the seventh line thereof;

        m. subsection 2.1(B)(21) of the Original Loan and Security Agreement is amended by substituting the percentage "50%" appearing therein, with the percentage "45%";

        n. subsection 2.3 of the Original Loan and Security Agreement is amended by adding the following clause (G) at the end thereof as follows:

            "(G) Extension Fee

            On June 30, 2003, CC, COI and USI shall, jointly and severally pay to the Administrative Agent for the pro rata account of the Lenders, a fee in respect of the extension of the Termination Date contained in Amendment No. 7, in the amount of $87,500, which amount represents the remainder of the extension fee which was fully earned by the Lenders on the Amendment No. 7 Effective Date.";

        o. subsection 4.16 of the Original Loan and Security Agreement is amended and restated as follows:

            "All governmental and material third party consents and approvals necessary in connection with the credit facilities provided under this Agreement and the other transactions contemplated hereby, including the Consent Solicitations, Senior Note Prepayment, Senior PIK Note Prepayment, the Exchange Offer, Exchange Offer No. 2, the transactions contemplated by the Exchange Offer, including the issuance of the Convertible Subordinated Notes in exchange for Senior PIK Notes and the solicitation of consents pursuant to the Exchange Offer Documents, and the transactions contemplated by Exchange Offer No. 2, including the purchase of Senior PIK Notes and the issuance of the Preferred Stock in exchange for Senior PIK Notes pursuant to the Exchange Offer No. 2 Documents, have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect.";

        p. subsection 5.3 of the Original Loan and Security Agreement is amended by restating the proviso to the first sentence thereof as follows:

            "provided, that so long as no Event of Default is continuing, Agent shall not make more than three such visits and inspections during any Fiscal Year";

        q.      subsection 5.12(b) of the Original Loan and Security
        Agreement is amended by deleting the phrase "become a Borrower and/or Corporate Guarantor hereunder (as specified by Administrative Agent)" and replacing it with the following: "become a Borrower and a Corporate Guarantor hereunder by delivering to Administrative Agent an Accession Letter,";

        r. subsection 6.2 of the Original Loan and Security Agreement is amended and restated as follows:

            "The Loan Parties shall not suffer or permit Fixed Charge Coverage for any period of four consecutive fiscal quarters ending on the last day of (i) the fiscal quarter ending on March 31, 2002, to be less than 1.10:1.00, (ii) the fiscal quarter ending on June 30, 2002, to be less than .75:1.00, (iii) the fiscal quarter ending on September 30, 2002, to be less than .75:1.00, (iv) the fiscal quarter ending on December 31, 2002, to be less than .75:1.00, (v) the fiscal quarter ending on March 31, 2003, to be less than .85:1.00, (vi) the fiscal quarter ending on June 30, 2003, to be less than .95:1.00 or (vii) the fiscal quarter ending on September 30, 2003 or any fiscal quarter ending thereafter, to be less than 1.00:1.00";

        s. section 6 of the Original Loan and Security Agreement is amended by adding the following immediately after subsection 6.4 thereof:

            "6.5 Minimum Availability

                The Loan Parties shall not suffer or permit Unused Availability to, at any time, be less than $5,000,000 net of the Availability Reserve.";

        t. subsection 7.4 of the Original Loan and Security Agreement is amended by (1) deleting the word "and" appearing at the end of clause
        (f) thereof and (2) adding the following immediately after clause (g) thereof:

            "; and (h) acquisitions (by cash or exchange for Preferred Stock) by CC and/or, in the case of acquisitions by cash of the Senior PIK Notes not held by the Fanning Partnership, COI of the Senior PIK Notes outstanding as of the Amendment No. 7 Effective Date pursuant to and in accordance with the terms of the Exchange Offer No. 2 Documents; provided, however, that (i) no such acquisition shall be made unless (t) no Default or Event of Default shall be continuing or shall arise as a consequence thereof, (u) up to and including the Termination Date, no payments of dividends shall be made in cash in respect of the Preferred Stock, (v) the dividend accruing in respect of the Preferred Stock shall not be in excess of 7.5% per annum, (w) consummation of the cash portion of such acquisition will not result in noncompliance with subsection 7.5 of this Agreement, (x) the Exchange Offer No. 2 Documents shall be in the forms attached hereto as Exhibits 3 and 4 and shall otherwise be in form and substance satisfactory to the Administrative Agent, (y) the Administrative Agent shall have received such legal opinions as to Exchange Offer No. 2 as it shall have reasonably requested, and (z) all conditions to Exchange Offer No. 2 shall have been satisfied or, with the prior written consent of the Requisite Lenders, waived, and (ii) upon acquiring any Senior PIK Note pursuant to Exchange Offer No. 2 or acquiring any Senior PIK Note purchased by COI pursuant to Exchange Offer No. 2, CC shall cancel such Senior PIK Note (or cause such Senior PIK Note to be cancelled)";

        u. subsection 7.5 of the Original Loan and Security Agreement is amended by (1) deleting the word "and" appearing at the end of clause
        (B) thereof and (2) adding the following immediately after clause (C) thereof:

            "; and (D) to effect the exchange of Senior PIK Notes outstanding as of the Amendment No. 7 Effective Date for Preferred Stock pursuant to and in accordance with the terms of the Exchange Offer No. 2 Documents";

        v. subsection 7.16 of the Original Loan and Security Agreement is amended by (1) amending and restating the heading of such subsection to "Changes Relating to Senior Notes, Senior PIK Notes, Convertible Subordinated Notes and Preferred Stock" and (2) and amending and restating subsection 7.16 as follows:

            "Change or amend, or agree to change or amend, any of the terms of the Senior Notes, the Senior PIK Notes, the Senior Notes Indenture, the Senior Debentures Indenture, the Convertible Subordinated Notes, the Preferred Stock, the Exchange Offer Documents, the Exchange Offer Consent Documents, the Exchange Offer No. 2 Documents or any related documents, if the effect of such change or amendment is or would be to: (a) increase the interest rate on the Indebtedness or the dividend accruing on the Preferred Stock covered thereby or provide for cash, rather than pay-in-kind payment of interest, prior to the date originally provided therein in the case of Indebtedness or provide for the payment of dividends in cash prior to the Termination Date in the case of Preferred Stock; (b) accelerate the dates upon which payments of principal or interest are due on such Indebtedness; (c) modify or add any event of default or add any covenant of the obligor of such Indebtedness; (d) otherwise change the payment provisions of such Indebtedness; or (e) modify, change or amend any other term thereof if such modification, change or amendment would materially increase the obligations of COI or CC or confer additional material rights on the holder of such Indebtedness or Preferred Stock in a manner adverse to the interests of any Loan Party, any Agent or any Lender.";

        w. subsection 7.17 of the Original Loan and Security Agreement is amended by substituting the percentage "50%" appearing therein, with the percentage "45%";

        x. subsection 8.1(B)(B) of the Original Loan and Security Agreement is amended and restated as follows:

            "default by CC, COI or any Subsidiary of either thereof under the Senior Notes Indenture, Senior Debentures Indenture, the Convertible Subordinated Notes, the Exchange Offer Documents or the Exchange Offer No. 2 Documents, including any breach of any covenant thereunder regardless of whether such covenant is more restrictive than, or conflicts with, or covers the same or similar matters as the covenants set forth in this Agreement or any other Loan Documents";

        y. subsection 8.1(S) of the Original Loan and Security Agreement is amended and restated as follows:

            "CC or COI shall engage in any business activities, other than activities solely related to ownership of the stock of COI (in the case of CC) and of the stock of Borrowers (in the case of COI), compliance with the Senior Notes Indenture, the Senior Debentures Indenture, the Convertible Subordinated Notes, the Exchange Offer Documents and the Exchange Offer No. 2 Documents, Corporate Overhead activities, and activities related to compliance with laws and regulations applicable to CC as a publicly-owned corporation; or";

        z. a new Exhibit F is added immediately following Exhibit E in the list of Exhibits in the table of contents of the Original Loan and Security Agreement and to the Exhibits attached to the Original Loan and Security Agreement, such new Exhibit F to be titled "Form of Borrower/Corporate Guarantor Accession Letter" is attached hereto as Exhibit A.

        aa.     a new Exhibit 3 is added immediately following Exhibit 2 in the list of Exhibits in the table of contents of the Original Loan and Security Agreement and to the Exhibits attached to the Original Loan and Security Agreement, such new Exhibit 3 to be titled "Memorandum regarding Offer to Repurchase 15% Senior Secured PIK Debentures due 2009 or Exchange such Securities for New Series 2003A Convertible Preferred Stock" is attached hereto as Exhibit D.

2. Waivers. The Lenders waive compliance with the provisions of subsections 5.1(K), 5.8, 7.6(A) and 7.12 of the Original Loan and Security Agreement to the extent, and only to the extent, necessary to permit: (i) the incorporation by CC of COMFORCE Technical Services of Washington, Inc., a New York corporation; (ii) the change of name of COMFORCE P-T-P Services, Inc. to CIT Southeast, Inc.;
(iii) the merger of PrO Services, Inc. into PrO Unlimited, Inc.; and (iv) the merger of PrO Unlimited Services, Inc. into PrO Unlimited, Inc. Without limiting the generality of the provisions of subsection 10.3 of the Original Loan and Security Agreement, the waiver set forth in this Section 2 shall be limited precisely as written and relates solely to the noncompliance by the Loan Parties with the provisions of subsections 5.1(K), 5.8, 7.6(A) and 7.12 of the Original Loan and Security Agreement in the manner and to the extent described above, and nothing in this Section 2 shall be deemed to:

        a. constitute a waiver of compliance by the Loan Parties in any other instance or with respect to any other term, provision or condition of the Original Loan and Security Agreement or any other instrument or agreement referred to therein, including, without limitation, subsection 5.12(b) as it pertains to COMFORCE Technical Services of Washington, Inc.; or

        b. prejudice any right or remedy that the Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to the waiver set forth in this Section 2) or may have in the future under or in connection with the Original Loan and Security Agreement or any other instrument or agreement referred to therein.

3. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

        a. no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 7.

        b. this Amendment No. 7 has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        c.      the execution, delivery and performance of this Amendment No.
        7 will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentality applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party, including the Loan Documents.

        d. Fanning CPD Assets, Limited Partnership, a Delaware limited partnership in which John C. Fanning, CC's chairman and chief executive officer, holds a primary economic interest, is holder of approximately $12,000,000 of Senior PIK Notes.

4. Effectiveness. The foregoing amendments and waivers contained in this Amendment No. 7 to the Original Loan and Security Agreement shall become effective as of December 29, 2002 upon the satisfaction in full of the following conditions on a date (the "Effective Date") on or before January 23, 2003:

        a. this Amendment No. 7 shall have been executed and delivered by each Loan Party and each Lender;

        b. as of the Effective Date, there shall be continuing no Default or Event of Default;

        c. as of the Effective Date, the aggregate outstanding principal balance of the Revolving Loans plus the Letter of Credit Reserve shall not exceed $85,000,000;

        d. the Fee Letter shall have been amended in a manner acceptable to the Administrative Agent;

        e. CC shall have delivered updated Schedules 4.1(B) and 4.8 to the Administrative Agent;

        f. the Lenders, other than Guaranty Business Credit Corporation, shall have acquired from Guaranty Business Credit Corporation and Guaranty Business Credit Corporation shall have sold to such Lenders, pro rata shares (based on the percentages of the Revolving Loan Commitments as in effect immediately prior to the Effective Date and in such percentages as shall result in each such Lender holding a percentage of Revolving Credit Advances equal to its Revolving Loan Commitment as set forth on the signature page of this Amendment No. 7) of all Revolving Credit Advances held by Guaranty Business Credit Corporation at such time, it being understood that as of the Effective Date the Revolving Loan Commitment of Guaranty Business Credit Corporation shall be $0 and the Revolving

        Loan Commitments of the other Lenders, including for the purposes of participations in any Letters of Credit outstanding as of the Effective Date, shall be as set forth on the signature pages hereto;

        g. the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Effective Date (except as to any representation or warranty limited to a specific earlier date);

        h. the Administrative Agent shall have received from CC, COI and USI, as compensation to the Lenders signatures for whom are set forth below for the extension of the Termination Date pursuant to this Amendment No. 7, an extension fee in immediately available funds in the amount of $87,500 for the pro rata account of such Lenders;

        i. the Administrative Agent shall have received from CC, COI and USI, as compensation to the Lenders signatures for whom are set forth below for the modification of the Fixed Charge Coverage covenant pursuant to this Amendment No. 7, a fee in immediately available funds in the amount of $25,000 for the pro rata account of such Lenders;

        j. the Administrative Agent shall have received from CC copies of the Exchange Offer No. 2 Documents, certified by CC as complete and correct, which Exchange Offer No. 2 Documents shall be in full force and effect;

        k. the Administrative Agent shall have received a legal opinion, dated the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the Lenders, from independent counsel to the Loan Parties, as to the Original Loan and Security Agreement, as amended by Amendment No. 7 and the other Loan Documents, in form and substance satisfactory to the Administrative Agent; and

        l. each Lender shall have received a Revolving Note (in substantially the same form as that issued by the Borrowers to the Lenders on the Closing Date), dated the Effective Date, in the amount of the Revolving Loan Commitment for such Lender as set forth on the signature page of Amendment No. 7, by the Borrowers to the order of such Lender (and after such delivery, each Lender shall return its Revolving Note, dated August 2, 2002 in the case of WBCC and dated December 7, 2001 in the case of the other Lenders, to Borrowers marked "Cancelled and Replaced").

5. New or Replaced Schedules. Schedules 4.1(B) and 4.8 of the Original Loan and Security Agreement shall be replaced with new Schedules 4.1(B) and 4.8 which are attached hereto as Exhibits B and C, respectively.

6. Governing Law. This Amendment No. 7 to the Original Loan and Security Agreement is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

7. Counterparts. This Amendment No. 7 to the Original Loan and Security Agreement is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

8. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 7 by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

9. Miscellaneous. All references in the Loan Documents to the "Loan and Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement and this Amendment No. 7 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the Collateral Agent and the Administrative Agent have caused this Amendment No. 7 to the Original Loan and Security Agreement to be executed as of the day and year first written above.

Holding Parties:           COMFORCE CORPORATION
                           COMFORCE OPERATING, INC.

Borrowers:                 BRENTWOOD OF CANADA, INC.
                           BRENTWOOD SERVICE GROUP, INC.
                           BXI NET, INC.
                           CAMELOT COMMUNICATIONS GROUP, INC.
                           CAMELOT CONTROL GROUP, INC.
                           CLINICAL LABFORCE OF AMERICA, INC.
                           COMFORCE CODING SERVICES, INC.
                           COMFORCE INFORMATION TECHNOLOGIES, INC.
                           COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                           COMFORCE TECHNICAL NW, INC. (as successor to LABFORCE
                            OF AMERICA, INC.)
                           COMFORCE TECHNICAL SERVICES, INC.
                           COMFORCE TECHNICAL SERVICES OF WASHINGTON, INC.
                           COMFORCE TELECOM, INC.
                           GERRI G., INC.
                           LABFORCE SERVICES OF AMERICA, INC.
                           PRO UNLIMITED, INC.
                           SUMTEC CORPORATION
                           TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                           THISCO OF CANADA, INC.
                           UNIFORCE PAYROLLING SERVICES, INC.
                           UNIFORCE PAYROLLING TRI-STATE INC.
                           UNIFORCE SERVICES, INC.
                           UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:     CIT SOUTHEAST, INC. (formerly known as COMFORCE P-T-P
                           Services, Inc.)

                    [Signatures Continued on Following Page]

                   [SIGNATURE PAGE 1 OF 2 TO AMENDMENT NO. 7]

                           For each of the foregoing corporations:


                           By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                           WHITEHALL BUSINESS CREDIT CORPORATION (as successor to IBJ Whitehall Business Credit Corporation), as Administrative Agent and Lender


                           By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                           Revolving Loan Commitment:
                           $16,420,454.53

                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                           as Collateral Agent and Lender


                           By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                           Revolving Loan Commitment:
                           $16,420,454.53


                           TRANSAMERICA BUSINESS CAPITAL CORPORATION (as successor to Transamerica Business Credit Corporation), as Co-Agent and Lender


                           By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                           Revolving Loan Commitment:
                           $16,420,454.53

                    [Signatures Continued on Following Page]

                   [SIGNATURE PAGE 2 OF 2 TO AMENDMENT NO. 7]

                           FLEET CAPITAL CORPORATION, as Lender


                           By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                           Revolving Loan Commitment:
                           $12,556,818.17

                           JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Lender


                           By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                           Revolving Loan Commitment:
                           $12,556,818.17

                           LASALLE BUSINESS CREDIT, LLC (as successor by merger to LaSalle Business Credit, Inc.), as Lender


                           By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                           Revolving Loan Commitment:
                           $10,625,000.07